SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



          Date of Report (Date of earliest event reported) May 25, 2004
                                                           ------------


                         Progenics Pharmaceuticals, Inc.
            --------------------------------------------------------
             (Exact name of registrant as specified in its charter)



         Delaware                        000-23143                13-3379479
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(State or other jurisdiction            (Commission             (IRS Employer
       of incorporation)                File Number)         Identification No.)



         777 Old Saw Mill River Road, Tarrytown, New York          10591
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          (Address of principal executive offices)               (Zip Code)


        Registrant's telephone number, including area code (914) 789-2800
                                                           ---------------


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         (Former name or former address, if changed since last report.)


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Item 7. Financial Statements and Exhibits

(c)  Exhibits

     Exhibit 99.1          Description
                           Press Release dated May 25, 2004 (filed herewith).


Item 9. Regulation FD Disclosure.

     On May 25, 2004, Progenics Pharmaceuticals, Inc. issued a press release announcing the completion of two phase 1 clinical trials of oral formulations of its investigational drug methylnaltrexone (MNTX) conducted utilizing 61 healthy volunteers. Preliminary analysis of the data from such trials of three dose levels of either an immediate-release or enteric coated formulation of MNTX indicated that the drug was well tolerated and exhibited predictable pharmacokinetics. A copy of the press release is attached as Exhibit 99.1.

     The information furnished pursuant to Item 9 in this Form 8-K shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, unless we specifically incorporate it by reference in a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934. We undertake no duty or obligation to publicly update or revise the information furnished pursuant to Item 9 in this Form 8-K.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               PROGENICS PHARMACEUTICALS, INC.


                               By: /s/ PHILIP K. YACHMETZ
                                   ---------------------------------------------
                                   Philip K. Yachmetz
                                   Vice President, General Counsel and Secretary


Date:  May 25, 2004